Exhibit 10

AMENDMENT NO. 1 TO

CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of December 19, 2013 (this “Amendment”), to the Credit Agreement, dated as of July 19, 2011 (the “Credit Agreement”), among Dynacast International LLC, a Delaware limited liability company (“Borrower”), Dynacast International Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, the Lenders, J.P. MORGAN SECURITIES LLC, as joint lead arranger (in such capacity, “Arranger”), MACQUARIE CAPITAL (USA) INC., as syndication agent (in such capacity, “Syndication Agent”), JPMORGAN CHASE BANK, N.A., as swingline lender (in such capacity, “Swingline Lender”) and issuing bank (in such capacity, “Issuing Bank”), and JPMORGAN CHASE BANK, N.A. as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower has requested the amendments to the Credit Agreement set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Amendments. Section 6.07 of the Credit Agreement is hereby amended by:

(i)	deleting the word “and” at the end of clause (f);

(ii)	changing clause (g) to clause (h);

(iii)	adding the following as clause (g):

“(g) Dividends by Borrower to Holdings in an amount not to exceed $1,787,363 to permit the payment of Dividends on preferred stock issued by Holdings; provided that any such Dividends shall have been paid on or prior to December 31, 2013; and”

2. Representations and Warranties. The Borrower represents and warrants that the statements set forth in Sections 3(b) and (c) below are true and correct.

3. Condition Precedent. This Amendment shall be effective upon completion of each of the following conditions to the satisfaction of the Administrative Agent:

(a) Execution and Delivery of Amendment. The Borrower shall have executed this Amendment, and the Administrative Agent shall have received consent from the Required Lenders to execute and shall have executed this Amendment.

(b) Representations and Warranties. After giving effect to this Amendment, the representations and warranties in the Loan Documents are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement on and after the effectiveness of this Amendment and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

5. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

7. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8. Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

DYNACAST INTERNATIONAL LLC

By:
Name:	Simon Newman
Title:	CEO

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

DYNACAST INTERNATIONAL LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:	Brandon Watkins
Title:	Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

Signature Page to Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Amendment No. 1:

Name of Institution:

	Bank of Montreal		,
as a Lender

By:
		Name:	Dan Weeks
		Title:	Vice President

If two signatures are required:	By:
Name:
Title:

[Signature Page to Amendment No. 1]

The undersigned evidences its consent to the amendments reflected in Amendment No. 1:

Name of Institution:

Great Lakes CLO 2012-1, LTD,
as a Lender

	By:	BMO Asset Management Corp., as Asset Manager

Michael P. King
Director, Sr. Portfolio Manager
BMO Asset Management Corp.

If two signatures are required:	By:
Name:
Title:

[Signature Page to Amendment No. 1]

Signature Page to Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Amendment No. 1:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:
	Name:	Virginie Ott-Bono
	Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1]

EXECUTION VERSION

AMENDMENT NO. 2 TO

CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of March 25, 2014 (this “Amendment”), to the Credit Agreement, dated as of July 19, 2011, as amended by Amendment No. 1 thereto, dated as of December 19, 2013 (as so amended, the “Credit Agreement”), among Dynacast International LLC, a Delaware limited liability company (“Borrower”), Dynacast International Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, the Lenders, J.P. MORGAN SECURITIES LLC, as joint lead arranger (in such capacity, “Arranger”), MACQUARIE CAPITAL (USA) INC., as syndication agent (in such capacity, “Syndication Agent”), JPMORGAN CHASE BANK, N.A., as swingline lender (in such capacity, “Swingline Lender”) and issuing bank (in such capacity, “Issuing Bank”), and JPMORGAN CHASE BANK, N.A. as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower has requested the amendments to the Credit Agreement set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Amendments.

(a) The following definitions are hereby added to Section 1.1 of the Credit Agreement

(i) “Cumulative Retained Excess Cash Flow” means the sum of Excess Cash Flow Not Otherwise Applied (but not less than zero in any period) for the fiscal year ending on December 31, 2014 and Excess Cash Flow Not Otherwise Applied for each succeeding completed fiscal year.”

(ii) “Not Otherwise Applied” means, with reference to any amount of Excess Cash Flow, that such amount was not required to be applied to prepay the Loans pursuant to Section 2.10(g).”

(b) Section 6.07 of the Credit Agreement is hereby amended by:

(i)	deleting the word “and” at the end of clause (g);

(ii)	changing clause (h) to clause (i);

(iii)	adding the following as clause (h):

“(h) Dividends made by Borrower to Holdings to permit the payment of Dividends on preferred stock issued by Holdings in an aggregate amount not to exceed an amount equal to the sum of (i) $8,000,000, plus (ii) the Cumulative Retained Excess Cash Flow, minus (iii) the aggregate amount of any Dividends made pursuant to this Section 6.07(h) prior to the date of any such Dividends; provided that (a) immediately after giving effect to such Dividends and any related incurrence of Indebtedness, the Total Leverage Ratio computed on a Pro Forma Basis shall not be greater than 4.00 to 1:00, such compliance to be determined on the basis of the financial statements most recently required to be delivered to the Administrative Agent pursuant to Section 5.01(a) or (b), as the case may be, and (b) in any fiscal year, the aggregate amount of any Dividends paid under this Section 6.07(h) shall not exceed $8,000,000; and”

2. Financial Calculations. The parties hereto agree that (a) the calculations of “Excess Cash Flow” for the fiscal years ended December 31, 2011 and December 31, 2012 set forth within the Compliance Certificates for such years delivered pursuant to Section 5.01(d) of the Credit Agreement comply in all respects with the terms of the Credit Agreement, and (b) for the avoidance of doubt, no Default or Event of Default has occurred or is continuing with respect to the requirements under Section 2.10(g) of the Credit Agreement or requirements to provide financial calculations to the Administrative Agent for such fiscal years with respect thereto.

3. Representations and Warranties. The Borrower represents and warrants that the statements set forth in Sections 3(b) and (c) below are true and correct.

4. Condition Precedent. This Amendment shall be effective upon completion of each of the following conditions to the satisfaction of the Administrative Agent:

(a) Execution and Delivery of Amendment. The Borrower shall have executed this Amendment, and the Administrative Agent shall have received consent from the Required Lenders to execute and shall have executed this Amendment.

(b) Representations and Warranties. After giving effect to this Amendment, the representations and warranties in the Loan Documents are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement on and after the effectiveness of this Amendment and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

6. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

7. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

8. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

9. Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

DYNACAST INTERNATIONAL LLC

By:
Name:	A. MURPHY
Title:	CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment No. 2 to the Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

DYNACAST INTERNATIONAL LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:	Brandon Watkins
Title:	Vice President

[Signature Page to Amendment No. 2 to the Credit Agreement]

Signature Page to Amendment No. 2

The undersigned evidences its consent to the amendments reflected in Amendment No. 2:

Name of Institution:

JPMorgan Chase Bank, N.A., as a Lender

By:
	Name:	Brandon Watkins
	Title:	Vice President

[Signature Page to Amendment No. 2]

Signature Page to Amendment No. 2

The undersigned evidences its consent to the amendments reflected in Amendment No. 2:

Great Lakes CLO 2012-1, LTD, as a Lender

By: BMO Asset Management Corp.,
as Asset Manager

By:
Michael P. King
Director, Sr. Portfolio Manager

If two signatures are required:	By:
Name:
Title:

[Signature Page to Amendment No. 2]

	Bank of Montreal		,
as a Lender

By:
		Name:	Dan Weeks
		Title:	Vice President

For any institution requiring a second signatory:	By:
Name:
Title:

[Signature Page to Amendment No. 2 to the Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:
	Name:	Virginie Ott-Bono, CFA
	Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 2 to the Credit Agreement]